Rule 497(d)
                                     FT 470

               Supplement to the Prospectus dated October 12, 2000

         Notwithstanding anything to the contrary in the Prospectus, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


May 18, 2001